UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): March 30, 2015

FIRST CAPITAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-33543	11-3782033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Cox Road Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 273-1160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Cherry Bekaert LLP. On March 30, 2015, First Capital Bancorp, Inc. (the “Company”) dismissed Cherry Bekaert LLP (“Cherry Bekaert”) as its independent registered public accounting firm, upon the approval of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”).

The audit report on the financial statements of the Company as of and for the fiscal years ended December 31, 2014 and 2013 issued by Cherry Bekaert did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and 2013, and from January 1, 2015 through March 30, 2015, (1) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities and Exchange Commission (the “SEC”) and the related instructions thereto) between the Company and Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Cherry Bekaert, would have caused Cherry Bekaert to make reference thereto in its report on the Company’s financial statements for such periods, and (2) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K of the SEC).

In accordance with Item 304(a)(3) of Regulation S-K and the related instructions thereto, the Company provided Cherry Bekaert with a copy of the Current Report on Form 8-K before it was filed with the SEC and requested that Cherry Bekaert furnish it with a letter addressed to the SEC stating whether Cherry Bekaert agrees with the above statements. A copy of Cherry Bekaert’s letter, dated March 30, 2015, is filed as Exhibit 16.1 hereto.

(b) Engagement of BDO USA LLP. On March 30, 2015, the Audit Committee approved the engagement of BDO USA LLP (“BDO”) to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2015.

During the Company’s two most recent fiscal years ended December 31, 2014 and 2013, the Company did not consult BDO in regards to the Company’s financial statements, which were audited by Cherry Bekaert as its independent registered public accounting firm, with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K of the SEC and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K of the SEC and the related instructions thereto).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter, dated March 30, 2015, from Cherry Bekaert LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

Date: March 30, 2015	By:	/s/ William W. Ranson
William W. Ranson
Executive Vice President and Chief Financial Officer